Exhibit 24.1
POWER OF ATTORNEY
     Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:
(A)	a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of an indeterminate amount of the following securities of the Corporation (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Corporation (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Corporation and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 15th day of December, 2010.

/s/ David R. Andrews	/s/ Richard A. Meserve

David R. Andrews	Richard A. Meserve

/s/ Lewis Chew	/s/ Forrest E. Miller

Lewis Chew	Forrest E. Miller

/s/ C. Lee Cox	/s/ Rosendo G. Parra

C. Lee Cox	Rosendo G. Parra

/s/ Peter A. Darbee	/s/ Barbara L. Rambo

Peter A. Darbee	Barbara L. Rambo

/s/ Maryellen C. Herringer	/s/ Barry Lawson Williams

Maryellen C. Herringer	Barry Lawson Williams

/s/ Roger H. Kimmel

Roger H. Kimmel

POWER OF ATTORNEY
     Peter A. Darbee, the undersigned, Chairman of the Board, Chief Executive Officer. and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of the Corporation:
(A)	a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of an indeterminate amount of the following securities of the Corporation (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Corporation (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Corporation and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.
/s/ Peter A. Darbee
Peter A. Darbee

POWER OF ATTORNEY
     Kent M. Harvey, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of the Corporation:
(A)	a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of an indeterminate amount of the following securities of the Corporation (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Corporation (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Corporation and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.
/s/ Kent M. Harvey
Kent M. Harvey

POWER OF ATTORNEY
     Dinyar B. Mistry, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:
(A)	a Registration Statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of an indeterminate amount of the following securities of the Corporation (each a “Security,” and collectively, the “Securities”): (i) senior and subordinated debt securities of the Corporation (collectively, the “Debt Securities”), (ii) common stock (“Common Stock”), (iii) preferred stock (“Preferred Stock”), (iv) depositary shares, (v) Securities convertible or exchangeable into other Securities, including but not limited to Debt Securities convertible or exchangeable into Common Stock or Preferred Stock, (vi) warrants to purchase Common Stock, Preferred Stock, or Debt Securities, (vii) contracts to purchase any Security, including calls, (viii) contracts to sell any Security, including puts, share forwards, and options, (ix) preferred securities of one or more financing trusts, all of the equity of which is owned by the Corporation and guarantees relating to such preferred securities, (x) options, warrants, or other rights to purchase capital stock of another corporation or entity, and (xi) units consisting of two or more Securities; and
(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have signed these presents this 15th day of December, 2010.
/s/ Dinyar B. Mistry
Dinyar B. Mistry